CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Templeton ETF Trust of our reports dated May 21, 2025, relating to the financial statements and financial highlights of Franklin Emerging Market Core Dividend Tilt Index ETF, Franklin International Core Dividend Tilt Index ETF, Franklin International Dividend Multiplier Index ETF, Franklin U.S. Core Dividend Tilt Index ETF, Franklin U.S. Dividend Multiplier Index ETF, Franklin U.S. Large Cap Multifactor Index ETF, Franklin U.S. Mid Cap Multifactor Index ETF, Franklin U.S. Small Cap Multifactor Index ETF, Franklin Disruptive Commerce ETF, Franklin Dynamic Municipal Bond ETF, Franklin Exponential Data ETF, Franklin Focused Growth ETF, Franklin Genomic Advancements ETF, Franklin High Yield Corporate ETF, Franklin Income Equity Focus ETF, Franklin Income Focus ETF, Franklin Intelligent Machines ETF, Franklin International Aggregate Bond ETF, Franklin Investment Grade Corporate ETF, Franklin Municipal Green Bond ETF, Franklin Senior Loan ETF, Franklin U.S. Core Bond ETF, Franklin U.S. Treasury Bond ETF, Franklin Ultra Short Bond ETF, Franklin FTSE Asia ex Japan ETF, Franklin FTSE Australia ETF, Franklin FTSE Brazil ETF, Franklin FTSE Canada ETF, Franklin FTSE China ETF, Franklin FTSE Europe ETF, Franklin FTSE Eurozone ETF, Franklin FTSE Germany ETF, Franklin FTSE India ETF, Franklin FTSE Japan ETF, Franklin FTSE Japan Hedged ETF, Franklin FTSE Latin America ETF, Franklin FTSE Mexico ETF, Franklin FTSE Saudi Arabia ETF, Franklin FTSE South Korea ETF, Franklin FTSE Switzerland ETF, Franklin FTSE Taiwan ETF, Franklin FTSE United Kingdom ETF, BrandywineGLOBAL – Dynamic US Large Cap Value ETF, BrandywineGLOBAL – U.S. Fixed Income ETF, Franklin U.S. Equity Index ETF, Franklin FTSE Russia ETF, Franklin Sustainable International Equity ETF (formerly, Martin Currie Sustainable International Equity ETF), ClearBridge Sustainable Infrastructure ETF and Western Asset Bond ETF, which appear in Franklin Templeton ETF Trust’s Certified Shareholder Report on Form N-CSR for the year ended March 31, 2025. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

San Francisco, California

July 23, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Templeton ETF Trust of our report dated May 21, 2025, relating to the consolidated financial statements and consolidated financial highlights of Franklin Systematic Style Premia ETF, which appears in Franklin Templeton ETF Trust’s Certified Shareholder Report on Form N-CSR for the year ended March 31, 2025. We also consent to the references to us under the headings “Consolidated Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

San Francisco, California

July 23, 2025